Exhibit 99.1

CCC Intelligent Solutions Holdings Inc. Announces Third Quarter Fiscal 2021 Financial Results

November 10, 2021 – CCC Intelligent Solutions Holdings Inc. (CCC) (NYSE: CCCS), a leading SaaS platform for the P&C insurance economy, today announced its financial results for the three months ended September 30, 2021.

“CCC continued to perform at a high level in the third quarter, highlighted by 18% adjusted revenue growth and 31% adjusted EBITDA growth. We continue to see strong adoption of our expanding product portfolio as demand for cloud-based solutions to digitize workflows increases across the P&C insurance economy,” said Githesh Ramamurthy, Chairman & CEO of CCC.

Ramamurthy continued, “Our performance demonstrates the power of our growth model and we will continue to invest in the business to benefit our customers. We are thrilled with the pace of product innovation and the quality of customer feedback, giving us great confidence in our growth potential.”

Third Quarter 2021 Financial Highlights

Revenue

•

Total revenue was $176.6 million for the third quarter of 2021, compared to $157.8 million for the third quarter of 2020. Adjusted for the impact of the divestiture of a portion of our professional services casualty solution in December 2020, total revenue grew 18% in the third quarter of 2021.

Profitability

•

GAAP gross profit was $118.8 million, representing a gross margin of 67%, for the third quarter of 2021, compared with $107.3 million, representing a gross margin of 68%, for the third quarter of 2020. Adjusted gross profit was $138.4 million, representing an adjusted gross margin of 78%, for the third quarter of 2021, compared with $113.4 million, representing an adjusted gross margin of 76%, for the third quarter of 2020.

•

GAAP operating loss was $189.2 million for the third quarter of 2021, compared with GAAP operating income of $23.1 million for the third quarter of 2020. Adjusted operating income was $62.5 million for the third quarter of 2021, compared with adjusted operating income of $49.1 million for the third quarter of 2020.

•

GAAP net loss was $189.8 million for the third quarter of 2021, compared with GAAP net income of $4.7 million for the third quarter of 2020. Adjusted net income was $29.7 million for the third quarter of 2021, compared with $21.1 million for the third quarter of 2020.

•

Adjusted EBITDA was $70.1 million for the third quarter of 2021, compared with adjusted EBITDA of $53.6 million for the third quarter of 2020. Adjusted EBITDA grew 31% in the third quarter of 2021 as compared to the third quarter of 2020.

Liquidity

•

CCC had $160.5 million in cash and cash equivalents and $800.0 million of total debt at September 30, 2021. The Company generated $36.9 million in cash from operating activities and had free cash flow of $25.0 million during the third quarter of 2021, compared with $43.0 million generated in cash from operating activities and $31.7 million in free cash flow in the third quarter of 2020.

The information presented above includes non-GAAP financial measures such as “adjusted EBITDA,” “adjusted net income,” “adjusted operating income,” “adjusted gross profit,” “adjusted gross profit margin,” and “free cash flow.” Refer to “Non-GAAP Financial Measures” for a discussion of these measures and reconciliations of each non-GAAP financial measure to the most directly comparable GAAP financial measure.

3rd Quarter and Recent Business Highlights

•

Announced the first touchless estimating experience in the industry. The AI-powered CCC® Estimate-STP uses advanced AI and insurer-driven rules to automatically initiate and populate detailed and actionable estimates in seconds. In market with four national insurers, CCC Estimate-STP offers touchless line level estimates from photos and is part of CCC’s broader offering that is digitizing the auto claims experience.

•

Signed multi-year renewals with a Top 5 insurer and one of the country’s largest multi-store operators, or MSOs. As part of the multi-year agreements these customers have meaningfully expanded their annual commitment to CCC as they broadened the number of solutions they utilize from the platform.

•

Partnered with Toyota to deliver Collision Assistance, a just-in-time support service, which is now available to drivers within the Toyota and Lexus mobile apps. The CCC mobile technology combines guided accident documentation and access to claims and management services to assist drivers following a collision. This is an example of how CCC is delivering innovation that expands our ecosystem beyond traditional insurer and repair facility customers.

•

Successfully completed the refinancing of its existing secured credit facility with a new credit agreement comprised of an $800 million senior secured term loan facility (the “Term Loan”) and a $250 million senior secured revolving credit facility (the “Revolving Facility”) that lowered our effective interest rate from 4.0% to 3.0%.

Business Outlook

Based on information as of today, November 10, 2021, the Company is issuing the following financial guidance:

	Fourth Quarter Fiscal 2021	Full Year Fiscal 2021
Revenue	$182 million to $184 million	$683 million to $685 million
Adjusted EBITDA	$69 million to $71 million	$255 million to $257 million

Year-over-year revenue growth for the fourth quarter of 2021 is forecasted to be 10%—11%, or 16%—17% when adjusted for the impact of the divestiture of a portion of our casualty solution (specifically, First Party Clinical Services) in December 2020. Year-over-year revenue growth for the full year 2021 is forecasted to be 8%, or 14% on an adjusted basis. First Party Clinical Services revenue was $8.6 million and $34.7 million for our fiscal fourth quarter and full year 2020, respectively.

Conference Call Information

CCC will host a conference call today, November 10, 2021, at 5:00 p.m. (Eastern Time) to discuss the Company’s financial results and financial guidance. To access this call, dial 877-407-0784 (domestic) or 201-689-8560 (international). The conference ID number is 13723556. A live webcast of this conference call will be available on the “Investor Relations” page of the Company’s website at https://ir.cccis.com, and a replay will be archived on the website as well.

About CCC Intelligent Solutions

CCC Intelligent Solutions Inc. (CCC), a subsidiary of CCC Intelligent Solutions Holdings Inc. (NYSE: CCCS), is a leading SaaS platform for the multi-trillion-dollar P&C insurance economy powering operations for insurers, repairers, automakers, part suppliers, lenders, and more. CCC cloud technology connects more than 30,000 businesses digitizing mission-critical workflows, commerce, and customer experiences. A trusted leader in AI, IoT, customer experience, network and workflow management, CCC delivers innovations that keep people’s lives moving forward when it matters most. Learn more about CCC at www.cccis.com.

Forward Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements in this press release include, but are not limited to, statements regarding future events, goals, plans and projections regarding the company’s financial position, results of operations, market position, product development and business strategy. Such differences may be material. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, the general economic, political, business and competitive conditions; the impact of COVID-19 on CCC’s business; failure to realize the anticipated benefits of the business combination of CCC’s parent corporation and Dragoneer Growth Opportunities Corp. (the “business combination”); costs related to the business combination; the ability of the Company to grow and manage growth profitably and retain its key employees; the risk that the adoption of CCC® Estimate-STP does not occur on the expected timing; the risk that the Company fails to realize the expected benefits of customer renewals and expanding the Company’s customer base; the inability to maintain CCC’s listing of securities on the NYSE; changes in applicable laws or regulations; and other risks and uncertainties, including those included under the header “Risk Factors” in the definitive proxy statement/prospectus filed by Dragoneer Growth Opportunities Corp. with the Securities and Exchange Commission (“SEC”) on July 6, 2021, which can be obtained, without charge, at the SEC’s website (www.sec.gov). The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including, but not limited to, “adjusted EBITDA,” “adjusted net income,” “adjusted operating income,” “adjusted gross profit,” “adjusted gross profit margin,” and “free cash flow” in each case presented on a non-GAAP basis, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s calculation of these non-GAAP measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.

This press release also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included for these projections.

Investor Contact:

Brian Denyeau

ICR, LLC

646-277-1251

IR@cccis.com

Media Contact:

Michelle Hellyar

Director Public Relations, CCC Intelligent Solutions Inc.

mhellyar@cccis.com

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	September 30, 2021	December 31, 2020
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$160,465	$162,118
Accounts receivable—Net of allowances of $3,972 and $4,224 for September 30, 2021 and December 31, 2020, respectively	82,367	74,107
Income taxes receivable	6,915	2,037
Deferred contract costs	13,833	11,917
Other current assets	36,261	31,586

Total current assets	299,841	281,765

SOFTWARE, EQUIPMENT, AND PROPERTY—Net	121,018	101,438
OPERATING LEASE ASSETS	38,774	—
INTANGIBLE ASSETS—Net	1,237,950	1,311,917
GOODWILL	1,466,884	1,466,884
DEFERRED FINANCING FEES, REVOLVER—Net	3,053	746
DEFERRED CONTRACT COSTS	18,893	14,389
EQUITY METHOD INVESTMENT	10,228	—
OTHER ASSETS	21,584	18,416

TOTAL	$3,218,225	$3,195,555

LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$16,083	$13,164
Accrued expenses	81,771	52,987
Income taxes payable	7,161	5,129
Current portion of long-term debt	8,000	25,381
Current portion of long-term licensing agreement—Net	2,661	2,540
Operating lease liabilities	8,855	—
Deferred revenues	29,384	26,514

Total current liabilities	153,915	125,715

LONG-TERM DEBT:
First Lien Term Loan—Net	—	1,292,597
Term B Loan—Net	780,218	—

Total long-term debt	780,218	1,292,597

DEFERRED INCOME TAXES—Net	255,849	322,348
LONG-TERM LICENSING AGREEMENT—Net	34,320	36,331
OPERATING LEASE LIABILITIES	50,550	—
WARRANT LIABILITIES	85,348	—
OTHER LIABILITIES	6,808	32,770

Total liabilities	1,367,008	1,809,761

COMMITMENTS AND CONTINGENCIES (Notes 22 and 23)
MEZZANINE EQUITY:
Redeemable non-controlling interest	14,179	14,179
STOCKHOLDERS’ EQUITY:
Preferred stock, $0.0001 par; 100,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock—$0.0001 par; 5,000,000,000 shares authorized; 603,170,380 and 504,274,890 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively	60	50
Additional paid-in capital	2,525,750	1,501,206
Accumulated deficit	(688,483)	(129,370)
Accumulated other comprehensive loss	(289)	(271)

Total stockholders’ equity	1,837,038	1,371,615

TOTAL	$3,218,225	$3,195,555

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME

(In thousands, except share and per share data)

(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2021	2020	2021	2020
REVENUES	$176,628	$157,754	$501,205	$467,677
COST OF REVENUES
Cost of revenues, exclusive of amortization of acquired technologies	51,273	43,879	128,218	135,674
Amortization of acquired technologies	6,580	6,576	19,740	19,725

Total cost of revenues	57,853	50,455	147,958	155,399

GROSS PROFIT	118,775	107,299	353,247	312,278

OPERATING EXPENSES:
Research and development	67,016	26,816	128,894	82,131
Selling and marketing	80,382	17,427	121,350	56,608
General and administrative	142,511	21,893	208,745	66,460
Amortization of intangible assets	18,078	18,078	54,232	54,232

Total operating expenses	307,987	84,214	513,221	259,431

OPERATING (LOSS) INCOME	(189,212)	23,085	(159,974)	52,847
INTEREST EXPENSE	(13,878)	(19,788)	(51,548)	(57,588)
GAIN (LOSS) ON CHANGE IN FAIR VALUE OF INTEREST RATE SWAPS	2,007	3,894	8,373	(16,633)
CHANGE IN FAIR VALUE OF WARRANT LIABILITIES	(26,889)	—	(26,889)	—
LOSS ON EARLY EXINGUISHMENT OF DEBT	(15,240)	—	(15,240)	(8,615)
OTHER (EXPENSE) INCOME—Net	(93)	49	1	304

PRETAX (LOSS) INCOME	(243,305)	7,240	(245,277)	(29,685)
INCOME TAX BENEFIT (PROVISION)	53,523	(2,520)	54,227	7,191

NET (LOSS) INCOME INCLUDING NON-CONTROLLING INTEREST	(189,782)	4,720	(191,050)	(22,494)
Less: net (loss) income attributable to non-controlling interest	—	—	—	—

NET (LOSS) INCOME ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS
HOLDINGS INC.	$(189,782)	$4,720	$(191,050)	$(22,494)
Net (loss) income per share attributable to common stockholders:
Basic	$(0.34)	$0.01	$(0.36)	$(0.04)
Diluted	$(0.34)	$0.01	$(0.36)	$(0.04)
Weighted-average shares used in computing net (loss) income per share attributable to common stockholders:
Basic	566,454,782	504,212,021	525,877,533	504,062,587
Diluted	566,454,782	510,694,493	525,877,533	504,062,587
COMPREHENSIVE (LOSS) INCOME:
Net (loss) income including non-controlling interest	(189,782)	4,720	(191,050)	(22,494)
Other comprehensive income (loss)—Foreign currency translation adjustment	11	83	(18)	65

COMPREHENSIVE (LOSS) INCOME INCLUDING NON-CONTROLLING INTEREST	(189,771)	4,803	(191,068)	(22,429)
Less: comprehensive (loss) income attributable to non-controlling interest	—	—	—	—

COMPREHENSIVE (LOSS) INCOME ATTRIBUTABLE TO CCC INTELLIGENT
SOLUTIONS HOLDINGS INC.	$(189,771)	$4,803	$(191,068)	$(22,429)

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	For the Nine Months Ended
	September 30,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(191,050)	$(22,494)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization of software, equipment, and property	18,161	13,039
Amortization of intangible assets	73,972	73,957
Deferred income taxes	(66,499)	(18,018)
Stock-based compensation	235,413	7,471
Amortization of deferred financing fees	3,204	3,475
Amortization of discount on debt	537	553
Change in fair value of interest rate swaps	(8,373)	16,633
Change in fair value of warrant liabilities	26,889	—
Loss on early extinguishment of debt	15,240	8,615
Non-cash lease expense	5,029	—
Other	54	42
Changes in:
Accounts receivable—Net	(8,332)	(12,644)
Deferred contract costs	(1,916)	(507)
Other current assets	(4,673)	(755)
Deferred contract costs—Non-current	(4,504)	(1,246)
Other assets	(3,221)	(10,795)
Operating lease assets	5,133	—
Income taxes	(2,846)	11,597
Accounts payable	1,399	2,080
Accrued expenses	17,051	(5,183)
Operating lease liabilities	(5,935)	—
Deferred revenues	2,861	580
Extinguishment of interest rate swap liability	(9,987)	—
Other liabilities	(882)	389

Net cash provided by operating activities	96,725	66,789

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of software, equipment, and property	(25,022)	(23,815)
Purchase of equity method investment	(10,228)	—
Purchase of intangible asset	(49)	(560)

Net cash used in investing activities	(35,299)	(24,375)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of non-controlling interest in subsidiary	—	14,179
Deemed distribution to CCCIS option holders	(9,006)	—
Net proceeds from equity infusion from the Business Combination	763,300	—
Principal payments on long-term debt	(1,336,154)	(385,385)
Proceeds from issuance of long-term debt, net of fees paid to lender	789,927	369,792
Proceeds from borrowings on revolving lines of credit	—	65,000
Repayment of borrowings on revolving lines of credit	—	(65,000)
Proceeds from issuance of common stock	1,007	—
Payment of fees associated with early extinguishment of long-term debt	(3,320)	(29)
Proceeds from exercise of stock options	503	618
Repurchases of common stock	—	(123)
Dividends to CCCIS stockholders	(269,174)	—

Net cash used in financing activities	(62,917)	(948)

NET EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(162)	108

NET CHANGE IN CASH AND CASH EQUIVALENTS	(1,653)	41,574
CASH AND CASH EQUIVALENTS:
Beginning of period	162,118	93,201

End of period	$160,465	$134,775

NONCASH INVESTING AND FINANCING ACTIVITIES:
Unpaid liability related to software, equipment, and property	$4,054	$—

Leasehold improvements acquired by tenant improvement allowance	$10,556	$—

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for interest, excluding extinguishment of interest rate swap liability	$47,312	$52,217

Cash received (paid) for income taxes—Net	$(15,119)	$770

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GROSS PROFIT TO ADJUSTED GROSS PROFIT

(In thousands, except profit margin percentage data)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
(amounts in thousands, except percentages)	2021	2020	2021	2020
Gross Profit	$118,775	$107,299	$353,247	$312,278
First Party Clinical Services—Gross Profit	—	(645)	—	(3,035)
Amortization of acquired technologies	6,580	6,576	19,740	19,725
Business combination transaction costs	905	—	905	—
Stock-based compensation	12,169	141	12,563	380

Adjusted Gross Profit	$138,429	$113,371	$386,455	$329,348

Gross Profit Margin	67%	68%	70%	67%
Adjusted Gross Profit Margin	78%	76%	77%	75%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING (LOSS) INCOME TO ADJUSTED OPERATING INCOME

(In thousands)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
(dollar amounts in thousands)	2021	2020	2021	2020
Net operating (loss) income	$(189,212)	$23,085	$(159,974)	$52,847
Stock-based compensation expense	219,876	1,869	235,413	7,471
Lease abandonment	438	—	2,256	—
Lease overlap costs	924	—	2,773	—
Net costs related to divestiture	338	—	2,605	—
Business combination transaction costs	5,516	93	10,471	93
Amortization of intangible assets	18,078	18,078	54,232	54,232
Amortization of acquired technologies—Cost of revenue	6,580	6,576	19,740	19,725
First Party Clinical Services—Revenue	—	(7,830)	—	(26,083)
First Party Clinical Services—Cost of revenue	—	7,185	—	23,048

Adjusted operating income	$62,538	$49,056	$167,516	$131,333

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED EBITDA

(In thousands)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
(dollar amounts in thousands)	2021	2020	2021	2020
Net (loss) income	$(189,782)	$4,720	$(191,050)	$(22,494)
Interest expense	13,878	19,788	51,548	57,588
Income tax provision (benefit)	(53,523)	2,520	(54,227)	(7,191)
Amortization of intangible assets	18,078	18,078	54,232	54,232
Amortization of acquired technologies—Cost of revenue	6,580	6,576	19,740	19,725
Depreciation and amortization related to software, equipment and property	7,694	4,496	18,161	13,039

EBITDA	(197,075)	56,178	(101,596)	114,899
(Gain) loss on change in fair value of interest rate swaps	(2,007)	(3,894)	(8,373)	16,633
Change in fair value of warrant liabilities	26,889	—	26,889	—
Stock-based compensation expense	219,876	1,869	235,413	7,471
Loss on early extinguishment of debt	15,240	—	15,240	8,615
Business combination transaction costs	5,516	93	10,471	93
Lease abandonment	438	—	2,256	—
Lease overlap costs	924	—	2,773	—
Net costs related to divestiture	338	—	2,605	—
First Party Clinical Services—Revenue	—	(7,830)	—	(26,083)
First Party Clinical Services—Cost of revenue	—	7,185	—	23,048

Adjusted EBITDA	$70,139	$53,601	$185,678	$144,676

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET (LOSS) INCOME TO ADJUSTED NET INCOME

(In thousands)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
(dollar amounts in thousands)	2021	2020	2021	2020
Net (loss) income	$(189,782)	$4,720	$(191,050)	$(22,494)
Amortization of intangible assets	18,078	18,078	54,232	54,232
Amortization of acquired technologies—Cost of revenue	6,580	6,576	19,740	19,725
(Gain) loss on change in fair value of interest rate swaps	(2,007)	(3,894)	(8,373)	16,633
Change in fair value of warrant liabilities	26,889	—	26,889	—
Stock-based compensation expense	219,876	1,869	235,413	7,471
Loss on early extinguishment of debt	15,240	—	15,240	8,615
Business combination transaction costs	5,516	93	10,471	93
Lease abandonment	438	—	2,256	—
Lease overlap costs	924	—	2,773	—
Net costs related to divestiture	338	—	2,605	—
First Party Clinical Services—Revenue	—	(7,830)	—	(26,083)
First Party Clinical Services—Cost of revenue	—	7,185	—	23,048
Tax effect of adjustments	(72,360)	(5,716)	(89,134)	(26,947)

Adjusted net income	$29,730	$21,081	$81,062	$54,293
Adjusted net income per share attributable to common stockholders
Basic	$0.05	$0.04	$0.15	$0.11
Diluted	$0.05	$0.04	$0.15	$0.11
Weighted average shares outstanding
Basic	566,454,782	504,212,021	525,877,533	504,062,587
Diluted	599,675,416	510,694,493	554,818,300	510,252,470

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF NET CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
(dollar amounts in thousands)	2021	2020	2021	2020
Net cash provided by operating activities	$36,905	$43,013	$96,725	$66,789
Less: Purchases of software, equipment, and property	(11,864)	(11,303)	(25,022)	(23,815)
Less: Purchase of intangible assets	—	—	(49)	(560)

Free Cash Flow	$25,041	$31,710	$71,654	$42,414